                                                             [SCHWAB FUNDS (R)
                                                                     LOGO]


                                                                          SCHWAB
                                                                      GOVERNMENT
                                                                      BOND FUNDS

ANNUAL REPORT
AUGUST 31, 1996

                 [Photo of the Schwab Building, San Francisco, California]

Dear Shareholder,

[Photo       I'd like to take this opportunity to share some thoughts on mutual
of           fund investing and tell you how we're working to expand our
Charles      services to keep pace with your changing needs.
R. Schwab]

First, however, I want to extend a personal welcome to the many thousands of new shareholders who've joined the SchwabFunds Family(R) since our last report to you. With your support, we've become one of the largest and fastest-growing organizations in the mutual fund industry. Today, Charles Schwab Investment Management, Inc. serves nearly 2 million shareholders with total assets under management in excess of $39 billion. SchwabFunds(R) has grown into a mutual fund complex offering retail investors 26 funds covering a broad range of financial markets and investing approaches.

TIME-TESTED INVESTING STRATEGIES THAT OFFER YOU AN EXPANDING RANGE OF OPPORTUNITIES.

Over the past 12 months, we've introduced eight new funds, each built on specific, time-tested strategies. The three Schwab Asset Director(R) Funds help you diversify your portfolio through asset allocation, the Schwab S&P 500 Fund seeks to track U.S. stock market performance through indexing, the Schwab Analytics Fund(TM) uses advanced quantitative methods to identify attractive investment opportunities, and the three Schwab OneSource Portfolios help you diversify your portfolio across asset classes and fund management styles through their fund-of-funds approach.* Along with our other offerings, these new funds give you powerful tools you can use to help construct a custom investment portfolio that matches your individual goals. And, of course, they also allow you to tap into the combined investing expertise of our highly experienced team of professional portfolio managers.

ENHANCING SHAREHOLDER COMMUNICATIONS.

Our commitment to shareholders goes beyond simply offering you new investment opportunities. We also want to help you become a more-informed mutual fund investor by providing the in-depth information you need to help manage your portfolio more effectively. Toward that end, we've changed the format of this report to make it more informative.

If you'd like more information on any of the funds in the SchwabFunds Family, call 1-800-2 NO-LOAD (1-800-266-5623). Our representatives will be happy to provide you with a free prospectus, which contains more complete information on fund risks, charges and expenses. Please read it carefully before investing.

Thank you for placing your trust in us. We'll continue working hard to offer you an even broader range of strategic investment opportunities.

                                            /s/ Charles R. Schwab

                                            Charles R. Schwab


*The Schwab OneSource Portfolios-Growth Allocation and Schwab OneSource Portfolios-Balanced Allocation Funds are in subscription until November 15, 1996, unless the subscription period is extended, at an introductory share price of $10. After that date the share price will fluctuate.


COVER: THE SCHWAB BUILDING, SAN FRANCISCO, CALIFORNIA

                                             KEEP YOUR
                                             MONEY WORKING
                                             HARDER!
                                             Use this envelope to easily add to
                                             your Schwab Bond Fund.
CHARLES SCHWAB
ATTN: DEPT. AIP 3-33-4

                                             NO POSTAGE
                                             NECESSARY IF
                                             MAILED IN THE
                                             UNITED STATES


                BUSINESS REPLY MAIL
                FIRST-CLASS MAIL  PERMIT NO. 18125  SAN FRANCISCO, CA
                          POSTAGE WILL BE PAID BY ADDRESSEE


                      CHARLES SCHWAB & CO INC
                      PO BOX 7778
                      SAN FRANCISCO CA 94120-9419

WE'VE MADE IT EASIER FOR YOU! TAKE ADVANTAGE OF THIS OPPORTUNITY TO ADD TO YOUR SCHWAB BOND FUND INVESTMENT.

Now, you can add to your account by using this convenient Schwab investment coupon. It's a simple, easy way to increase your investment. You can also have money transferred to your bond fund directly from your bank account or payroll check using Schwab's free Automatic Investment Plan (AIP)(1). If you'd like more information on AIP, just check the appropriate box on the coupon. We'll send you everything you need to get started.

DON'T DELAY. USE THIS CONVENIENT INVESTMENT ENVELOPE AND SEND YOUR CHECK TODAY!

(1) The Automatic Investment Plan does not ensure profit or protect against loss in declining markets.

--------------------------------------------------------------------------------
                              PLEASE DETACH HERE.

SCHWAB BOND FUND
INVESTMENT COUPON
--------------------

Please enclose your check and this       ________________ - ________________
completed investment coupon in the               SCHWAB ACCOUNT NUMBER
attached postage-paid envelope.
                                         PLEASE INDICATE TO WHICH SCHWAB BOND
                                         FUND YOUR INVESTMENT SHOULD GO:
____________________________________
NAME                                     / / Schwab Long-Term Government Bond
                                              Fund

$                                        / / Schwab Short/Intermediate
____________________________________          Government Bond Fund
AMOUNT OF INVESTMENT*
                                         / / Schwab California Long-Term
                                              Tax-Free Bond Fund
____________________________________
SIGNATURE                                / / Schwab California
                                              Short/Intermediate Tax-Free Bond
/  /  Check here if you would like            Fund
      more investment coupons for
      future use.                        / / Schwab Long-Term Tax-Free Fund

/  /  Check here if you would like       / / Schwab Short/Intermediate Tax-Free
      more information on Schwab's            Fund
      Automatic Investment Plan (AIP).
                                         IF NO FUND IS INDICATED, YOUR
                                         INVESTMENT WILL GO INTO THE SWEEP
*THIS ENVELOPE MAY NOT BE USED FOR       ACCOUNT YOU'VE DESIGNATED.
 INITIAL INVESTMENTS. SUBSEQUENT
 INVESTMENT MINIMUM IS $100.

(C) 1996 Charles Schwab & Co., Inc.
All rights reserved. Member SIPC/NYSE.
Printed on recycled paper.
TF4269(10/96) CBS 10552
                                             (Lift here for more information.)


CHARLES SCHWAB

JUST FOLLOW THESE EASY STEPS TO INVEST IN YOUR SCHWAB BOND FUND:

        Fill out the Schwab investment coupon completely, including your name,
1. account number, amount of your check and signature. Please use one coupon for each account.

        Make your check payable to CHARLES SCHWAB & CO., INC., and enclose
2.      your check with the completed coupon in this postage-paid envelope.

        Then just drop your Schwab Bond Fund investment envelope in the mail
3. today--and start putting your money to work! If you have any questions, don't hesitate to call your local Schwab office or 1-800-2 NO-LOAD.


THIS ENVELOPE MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT SCHWAB BOND FUND PROSPECTUS. THE PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
     TABLE OF CONTENTS
--------------------------------------------------------------------------------
     DIVIDEND PAYMENT ................................................. 2

     PERFORMANCE ...................................................... 3

     FUND INVESTMENTS ................................................. 6

     QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM
     AND MARKET OVERVIEW .............................................. 7

     FINANCIAL STATEMENTS AND NOTES ...................................15
--------------------------------------------------------------------------------

We are pleased to report to you on the performance of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund (the "Funds") for their fiscal year ended August 31, 1996. During the fiscal year, both Funds continued to help you achieve your investment goals by providing a relatively steady stream of monthly income, consistent with capital preservation. Each Fund's individual performance is reviewed in detail in the following pages.

DIVIDEND PAYMENT FOR THE FISCAL YEAR
FROM EACH FUND'S INCEPTION DATE

SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
=======================================================================
                       1991*    1992    1993     1994     1995     1996
-----------------------------------------------------------------------
Income Dividends     $0.10    $0.60   $0.37    $0.54    $0.59    $0.59
-----------------------------------------------------------------------
Capital Gains           --    $0.03      --    $0.12      --       --
-----------------------------------------------------------------------

*Commencement of operations November 5, 1991.



SCHWAB LONG-TERM GOVERNMENT BOND FUND
========================================================================
                        1993*          1994           1995          1996
------------------------------------------------------------------------
Income Dividends      $0.31          $0.60          $0.69         $0.65
------------------------------------------------------------------------
Capital Gains            --             --             --            --
------------------------------------------------------------------------

*Commencement of operations March 5, 1993.

PERFORMANCE

SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
=======================================================================
             Yield and Total Return as of August 31, 1996

                                                   Average Annual
               30-Day           One-Year            Total Return
              SEC Yield       Total Return     Since Inception (11/5/91)
------------------------------------------------------------------------
                5.77%             4.39%                 5.48%
========================================================================

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The Investment Manager and Schwab waived a portion of their fees during the fiscal year and have guaranteed that maximum total operating expenses will not exceed 0.49% through at least 12/31/96. Without fee waivers and guarantees, for the periods ended 8/31/96, the Fund's 30-day SEC yield, one-year total return and average annual total return since inception would have been 5.39%, 4.06%, and 5.14%, respectively.



SCHWAB LONG-TERM GOVERNMENT BOND FUND
=======================================================================
             Yield and Total Return as of August 31, 1996

                                                   Average Annual
               30-Day           One-Year            Total Return
              SEC Yield       Total Return     Since Inception (3/5/93)
-----------------------------------------------------------------------
                7.23%             2.29%                 4.92%
=======================================================================

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The Investment Manager and Schwab absorbed all of the Fund's fees during the fiscal year and have guaranteed to do so through at least 12/31/96. Without this absorption, for the periods ended 8/31/96, the Fund's 30-day SEC yield, one-year total return and average annual total return since inception would have been 4.86%, 1.14%, and 2.20%, respectively.

       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
           IN THE SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND AND
         THE LEHMAN MUTUAL FUND SHORT (1-3 YEAR) U.S. GOVERNMENT INDEX

                          ----------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                            THROUGH AUGUST 31, 1996
                          ----------------------------
                          ONE YEAR     SINCE INCEPTION
                            4.39%           5.48%
                          ----------------------------

[Line graph of comparison between Schwab Short/Intermediate Bond Fund and Lehman Mutual Fund Short (1-3 Year) U.S. Government Index]

               Lehman Mutual Fund      Schwab/Short/
                Short (1-3 Year)       Intermediate
DATE         U.S. Government Index  Government Bond Fund
--------     ---------------------        -------
                    $10,000               $10,000
11/6 to 11/30/91     10,059                10,117
12/31/91             10,212                10,381
1/31/92              10,199                10,241
2/29/92              10,229                10,240
3/31/92              10,226                10,190
4/30/92              10,319                10,282
5/31/92              10,415                10,440
6/30/92              10,521                10,595
7/31/92              10,642                10,794
8/31/92              10,728                10,898
9/30/92              10,829                11,053
10/31/92             10,767                10,924
11/30/92             10,751                10,868
12/31/92             10,851                11,012
1/31/93              10,965                11,202
2/28/93              11,052                11,355
3/31/93              11,087                11,395
4/30/93              11,154                11,499
5/31/93              11,128                11,462
6/30/93              11,211                11,622
7/31/93              11,236                11,661
8/31/93              11,329                11,823
9/30/93              11,365                11,851
10/31/93             11,390                11,892
11/30/93             11,392                11,819
12/31/93             11,438                11,873
1/31/94              11,509                11,973
2/28/94              11,439                11,780
3/31/94              11,380                11,628
4/30/94              11,337                11,527
5/31/94              11,353                11,485
6/30/94              11,381                11,500
7/31/94              11,484                11,599
8/31/94              11,522                11,628
9/30/94              11,495                11,585
10/31/94             11,522                11,593
11/30/94             11,473                11,528
12/31/94             11,495                11,540
1/31/95              11,654                11,697
2/28/95              11,815                11,852
3/31/95              11,883                11,919
4/30/95              11,989                12,018
5/31/95              12,197                12,232
6/30/95              12,263                12,281
7/31/95              12,314                12,308
8/31/95              12,388                12,396
9/30/95              12,449                12,470
10/31/95             12,552                12,572
11/30/95             12,659                12,696
12/31/95             12,754                12,799
1/31/96              12,862                12,900
2/29/96              12,812                12,817
3/31/96              12,803                12,778
4/30/96              12,816                12,776
5/31/96              12,844                12,777
6/30/96              12,938                12,878
7/31/96              12,988                12,917
8/31/96              13,036                12,940

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
The performance graph compares a hypothetical $10,000 investment in the Schwab Short/Intermediate Government Bond Fund since inception with a hypothetical investment in the Lehman Mutual Fund Short (1-3 Year) U.S. Government Index. The Index is unmanaged and assumes reinvestment of all dividends, and, unlike the Fund, does not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly. Fund total return assumes the reinvestment of all dividends and capital gain distributions, if any. The Investment Manager and Schwab waived a portion of their fees during the reporting period, and have guaranteed that maximum total operating expenses will not exceed 0.49% through at least 12/31/96. Without fee waivers and guarantees, the Fund's total return would have been lower.

       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                IN THE SCHWAB LONG-TERM GOVERNMENT BOND FUND AND
              THE LEHMAN MUTUAL FUND GENERAL U.S. GOVERNMENT INDEX

                        --------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                            THROUGH AUGUST 31, 1996
                        --------------------------------
                        ONE YEAR        SINCE INCEPTION
                          2.29%              4.92%
                        --------------------------------

[Line graph of comparison of Schwab Long-Term Government Bond Fund and the Lehman Mutual Fund General U.S. Government Index.]

                  Lehman Mutual Fund       Schwab Long-Term
                     General U.S.          Government Bond
DATE               Government Index              Fund
-----------        -----------------       ----------------
4/1/93                  10,000                  10,000
4/30/93                 10,077                   9,890
5/31/93                 10,066                   9,927
6/30/93                 10,289                  10,314
7/31/93                 10,352                  10,441
8/31/93                 10,583                  10,863
9/30/93                 10,623                  10,901
10/31/93                10,664                  10,952
11/30/93                10,546                  10,688
12/31/93                10,587                  10,738
1/31/94                 10,732                  10,938
2/28/94                 10,505                  10,544
3/31/94                 10,269                  10,220
4/30/94                 10,187                  10,112
5/31/94                 10,174                  10,060
6/30/94                 10,151                  10,027
7/31/94                 10,338                  10,239
8/31/94                 10,340                  10,233
9/30/94                 10,194                  10,005
10/31/94                10,187                  10,036
11/30/94                10,168                  10,031
12/31/94                10,230                  10,122
1/31/95                 10,421                  10,347
2/28/95                 10,645                  10,648
3/31/95                 10,712                  10,718
4/30/95                 10,852                  10,887
5/31/95                 11,289                  11,429
6/30/95                 11,376                  11,445
7/31/95                 11,334                  11,348
8/31/95                 11,467                  11,566
9/30/95                 11,577                  11,711
10/31/95                11,753                  11,931
11/30/95                11,936                  12,173
12/31/95                12,106                  12,395
1/31/96                 12,180                  12,438
2/29/96                 11,931                  12,075
3/31/96                 11,832                  11,934
4/30/96                 11,756                  11,766
5/31/96                 11,736                  11,722
6/30/96                 11,888                  11,885
7/31/96                 11,918                  11,890
8/31/96                 11,891                  11,830


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
The performance graph compares a hypothetical $10,000 investment in the Schwab Long-Term Government Bond Fund since inception with a hypothetical investment in the Lehman Mutual Fund General U.S. Government Index. The Index is unmanaged and assumes reinvestment of all dividends, and, unlike the Fund, does not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly. Fund total return assumes the reinvestment of all dividends and capital gain distributions, if any. The Investment Manager and Schwab absorbed all of the Fund's operating expenses and have guaranteed to do so through at least 12/31/96. Without absorption the Fund's total return would have been lower.

FUND INVESTMENTS

The investment portfolios of both Funds consist of a mix of bonds issued or guaranteed by the U.S. government, its agencies and instrumentalities. More detailed information on each Fund's investments, as of August 31, 1996, can be found in the Schedule of Investments section of this report following the Question and Answer section. This information is not necessarily indicative of the Funds' future holdings.

           SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND COMPOSITION

U.S. Treasury Obligations              46.8%
Cash Equivalents                        0.8%
Agency Obligations                     43.9%
Collateralized Mortgage Obligations     8.5%


               SCHWAB LONG-TERM GOVERNMENT BOND FUND COMPOSITION

U.S. Treasury Obligations              46.2%
Cash Equivalents                        4.5%
Agency Obligations                     49.3%

QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM OF CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

STEPHEN B. WARD - Senior Vice President and Chief Investment Officer, has overall responsibility for the management of each Fund's portfolio. Steve joined CSIM as Vice President and Portfolio Manager in April 1991, and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors. He holds an MBA from the Wharton School, a B.A. in economics from Virginia Tech, and has been a Chartered Financial Analyst since 1985.

ANDREA REGAN - Portfolio Manager, has primary responsibility for the day-to-day management of each Fund's portfolio. Andrea joined CSIM in January 1991 and currently manages approximately $3 billion in assets. Prior to joining CSIM, Andrea was Vice President and Manager of Trading for Merus Capital Management, the investment management division of the Bank of California. She holds a B.S. in accounting from San Jose State University.

MARKET OVERVIEW

ECONOMIC HIGHLIGHTS

At the beginning of the fiscal year there was concern about the likelihood of an economic recession. However, as time progressed the economic climate changed. By August 31, 1996 sentiment was focused on the apparent strength of the economy and its potential impact on future inflation. During the first half of 1996, many economic observers were surprised by the increase in the real Gross Domestic Product (GDP) growth rate and the strength of the labor market. The real GDP growth rate was 2.0% for the first quarter of 1996 and 4.7% for the second quarter. The average monthly increase in payroll employment jumped from 185,000 in 1995 to 234,000 during the first eight months of 1996, leading to the lowest unemployment rates in this decade.

The economy continues to exhibit signs of strong economic growth as evidenced by the growth in jobs, retail sales, auto sales and construction spending. Inflation has remained relatively low, as evidenced by the

3.0% increase in the Consumer Price Index (CPI) for the 12 months ended August 31, 1996. However, there still remains a concern that the economy is performing at or near its employment and manufacturing capacity. As a result, the Federal Reserve (the Fed) has indicated it will maintain a posture of "heightened surveillance" and remain diligent in its effort to prevent increases in inflation.

                            TOTAL RETURN PERFORMANCE
                          GROWTH OF A DOLLAR INVESTED

[Line graph of Total Return Performance of Schwab Small-Cap Index, S&P 500, Schwab International Index and the Lehman MF General U.S. Govt. Index.]


                        SCHWAB          SCHWAB           LEHMAN MF
                       SMALL CAP     INTERNATIONAL      GENERAL US
DATE       S&P 500      INDEX           INDEX           GOVT. INDEX
------     -------     ---------     -------------      -----------
Aug-95     $1.000       $1.000          $1.000            $1.000
Sep-95      1.042        1.020           1.024             1.010
Oct-95      1.038        0.971           1.007             1.025
Nov-95      1.084        1.017           1.035             1.041
Dec-95      1.105        1.042           1.075             1.056
Jan-96      1.142        1.039           1.078             1.062
Feb-96      1.153        1.081           1.080             1.040
Mar-96      1.164        1.100           1.101             1.032
Apr-96      1.181        1.158           1.127             1.025
May-96      1.212        1.197           1.113             1.024
Jun-96      1.216        1.159           1.121             1.037
Jul-96      1.162        1.066           1.092             1.039
Aug-96      1.187        1.133           1.101             1.037


TOTAL RETURN ASSUMES INVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices are representative returns of specific market sectors from 9/1/95 through 8/31/96 and DO NOT reflect a fund's performance. Indices are unmanaged, and unlike a fund, do not reflect advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

DOMESTIC EQUITY MARKET HIGHLIGHTS

As shown in the graph above, large-cap stocks, as represented by the S&P 500, outperformed small-cap stocks, international stocks and bonds, achieving a total return of 18.7% for the fiscal year. The S&P 500 reached its fiscal year high late in May, marking the end of (or at least a pause in) a remarkable 52.4% total return since the beginning of 1995.

Many segments of the equity market reached record highs and demonstrated significant volatility during the fiscal year. The Dow Jones Industrial Average and the S&P 500 reached record highs of 5,778.0 on May 22 and 678.5 on May 24, respectively. The NASDAQ Index reached a record high of 1,249.1 on June 5, then proceeded to drop 8.6% by the end of the fiscal year. Three of the eight all-time largest daily point losses for the Dow occurred during the fiscal year--two of which were a result of stronger than expected payroll growth and the attendant fears that the Fed might raise short-term interest rates.

Using most traditional measures, such as price-to-book value and dividend yield, many major market indices remain valued near their historic highs. The primary exception is the price-to-earnings ratio which, at 19 times earnings (for the S&P 500), is well above its historical average, but below its 1991 and 1987 highs of 26 and 22, respectively.

INTERNATIONAL EQUITY MARKET HIGHLIGHTS

International equity returns were more modest and were heavily influenced by the strengthening dollar. In local currency terms, the total return of the Schwab International Index 1 for the 12 months ended August 31, 1996 was 13.43%. However, because the U.S. dollar increased in value against most other currencies, the total return for U.S. dollar-denominated investors was 10.14%.

DOMESTIC BOND MARKET HIGHLIGHTS

As shown in the chart on the following page, during the first half of the fiscal year, both intermediate and long-term Treasury bond yields declined, causing a corresponding increase in the value of bonds. This decline in rates was a result of concerns over a potential recession, an anticipated decline in demand for borrowing and reduced inflationary expectations. The domestic bond market experienced a dramatic reversal in sentiment during February, which marked the beginning of a sharp increase in Treasury bond yields and a corresponding decrease in the

1 The Schwab International Index is representative of the international equity market. This Index is comprised of the stocks of the 350 largest non-U.S. companies located in countries with developed securities markets and excludes investment companies.

                   30-YEAR AND 5-YEAR TREASURY BOND YIELDS

[Line graph of comparison of 30-Year Treasury Bond Yield and 5-Year Treasury Bond Yield.]

                          30-Year                5-Year
                       Treasury Bond          Treasury Bond
                           Yield                  Yield
-----------------------------------------------------------
  9/1/95                6.62%                   6.02%
  9/8/95                6.59                    6.03
 9/15/95                6.48                    5.93
 9/22/95                6.59                    6.06
 9/29/95                6.50                    6.02
 10/6/95                6.42                    5.88
10/13/95                6.30                    5.80
10/20/95                6.36                    5.90
10/27/95                6.36                    5.83
 11/3/95                6.28                    5.70
11/10/95                6.34                    5.76
11/17/95                6.23                    5.65
11/24/95                6.25                    5.69
 12/1/95                6.09                    5.49
 12/8/95                6.05                    5.55
12/15/95                6.10                    5.57
12/22/95                6.06                    5.50
12/29/95                5.95                    5.38
  1/5/96                6.05                    5.41
 1/12/96                6.15                    5.43
 1/19/96                5.97                    5.27
 1/26/96                6.05                    5.33
  2/2/96                6.16                    5.26
  2/9/96                6.10                    5.23
 2/16/96                6.24                    5.30
 2/23/96                6.41                    5.51
  3/1/96                6.37                    5.58
  3/8/96                6.71                    6.06
 3/15/96                6.74                    6.18
 3/22/96                6.66                    6.06
 3/29/96                6.67                    6.09
  4/5/96                6.82                    6.38
 4/12/96                6.80                    6.29
 4/19/96                6.79                    6.32
 4/26/96                6.79                    6.28
  5/3/96                7.12                    6.60
 5/10/96                6.93                    6.47
 5/17/96                6.83                    6.41
 5/24/96                6.83                    6.41
 5/31/96                6.99                    6.63
  6/7/96                7.03                    6.70
 6/14/96                7.09                    6.70
 6/21/96                7.10                    6.72
 6/28/96                6.87                    6.46
  7/5/96                7.19                    6.82
 7/12/96                7.03                    6.65
 7/19/96                6.97                    6.57
 7/26/96                7.01                    6.63
  8/2/96                6.74                    6.27
  8/9/96                6.69                    6.22
 8/16/96                6.77                    6.30
 8/23/96                6.96                    6.51
 8/30/96                7.12                    6.72

value of bonds. The increase in rates was a result of strong economic data and concerns that the economy may be growing too fast, which could result in higher inflation levels in the future.

Q. WHAT ACTIONS DID THE PORTFOLIO MANAGERS TAKE ON BEHALF OF THE FUNDS TO RESPOND TO CHANGES IN INTEREST RATES?

A. In response to the strong economic reports, heightened market volatility and the possibility of restrictive action by the Fed, we adopted a defensive portfolio strategy. By maintaining the Funds' weighted average maturity near the shorter end of their maturity spectrums, we were able to minimize the effects of recent market volatility as well as minimize the impact of price declines in the value of portfolio holdings resulting from rising interest rates. During the year, we made moderate adjustments to the weighted average maturity of both Funds in an effort to lock in higher yields during periods when we felt the market had overreacted to some of the stronger than expected economic reports.

The weighted average maturity of the Schwab Short/Intermediate Government Bond Fund was increased from approximately 2.5 years in September 1995 to approximately 2.9 years by the end of January 1996. This moderate lengthening helped the Fund capitalize on the decline in rates and associated increase in bond prices during the first part of the fiscal year. In February, the Fund's maturity was reduced to approximately 2.5 years, where it was maintained throughout the remainder of the fiscal year. This positioning helped to minimize the impact of the rise in rates and associated fall in bond prices during the second half of the fiscal year.

For similar reasons, the Schwab Long-Term Government Bond Fund maintained an average weighted maturity of approximately 12-13 years during the first three months of the fiscal year. We began shortening the average maturity at the end of 1995. By May 1996, and for the remainder of the fiscal year, the Fund's maturity was reduced to less than 11 years. Given the Fund's investment objective of maintaining an average maturity of at least 10 years, this represents a cautious strategy. With the rapid increase in bond yields in February and March, the shorter average maturity helped to mitigate the decline in bond prices held in the Fund.

With a strong outlook for economic growth at the end of the fiscal year, we expect to remain cautious in our strategies for managing both Funds. We will continue to focus on the economic and political environment and to monitor the various sectors of the government securities market that may impact our investment strategies.

Q.  HOW DO THE SCHWAB GOVERNMENT BOND FUNDS FIT INTO AN ASSET ALLOCATION PLAN?

A. The Schwab Government Bond Funds can be used to fulfill all or a portion of the bond component of an asset allocation plan. Bond funds can be an important element in an asset allocation plan because of their ability to generate income and reduce overall portfolio volatility. The choice of a taxable or tax-exempt bond fund depends on whether or not you plan to hold the fund in a tax-deferred account, such as an IRA or 401(k). If not, your marginal tax bracket will play an important role in your choice of a taxable or tax-exempt bond fund.

Short/intermediate bond funds historically have offered greater price stability in exchange for lower yields, while bond funds with longer weighted average maturities historically have paid higher yields with correspondingly greater price volatility. Bond funds with longer weighted average maturities historically have offered more stable income streams because they can lock in rates on individual bonds for longer periods of time. The selection of the most appropriate bond fund will depend on your degree of risk tolerance and your investing time frame. To position your income portfolio to respond to fluctuating interest rates or to create a balanced combination of maturities, you may wish to consider investing in both Schwab Government Bond Funds.

Q. HOW ARE THE FUNDS' MONTHLY DIVIDEND DISTRIBUTIONS DETERMINED?

A. Our general dividend policy is to pay out 100% of each Fund's net investment income to shareholders on an annual basis. Since net investment income is accrued daily, and some months have more days than others, we apply a "normalization" factor to each month's dividend. This factor is designed to smooth out the normal monthly variations in dividends which would result from the varying number of days in different months. However, this does not mean that the monthly dividend will not fluctuate. Fund holdings are constantly changing as new investors invest in the Fund, or as we make changes in the portfolio to respond to changing market conditions. For example, if interest rates fall, we invest new shareholder contributions and reinvested dividends at the new lower rates, which in turn has the effect of reducing the monthly dividend. We believe that this is not necessarily bad, since a fall in rates is typically associated with a rise in the Fund's net asset value. Some bond funds make an effort to maintain a constant monthly dividend. We believe that this is not always a wise strategy, because in times of falling interest rates, the manager may be taking on additional portfolio risk in order to maintain the dividend level.

SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
------------------------------------------------------------------------------
PORTFOLIO SUMMARY

                          ASSET CHANGE

    Total                    Total                   Percentage
 Net Assets                Net Assets                Change Over
as of 8/31/96            as of 8/31/95                Reporting
   (000s)                    (000s)                    Period
-----------------------------------------------------------------
  $134,019                 $157,191                   (15%)
-----------------------------------------------------------------

          AVERAGE WEIGHTED MATURITY AT AUGUST 31, 1996

                               Value         % of          % of
Maturity Schedule              (000s)      Portfolio     Portfolio
------------------------------------------------------------------
                                                          (cum.)
   1 -  6 Months              $ 20,669         15.6%         15.6%
   7 - 36 Months                57,788         43.6          59.2
  37 - 60 Months                51,567         38.9          98.1
  Over 60 Months                 2,566          1.9         100.0%
                              --------        -----
                              $132,590        100.0%
                              ========        =====

Average Weighted Maturity--2.52 Years

SCHWAB LONG-TERM GOVERNMENT BOND FUND
------------------------------------------------------------------------------
PORTFOLIO SUMMARY

                       ASSET GROWTH

    Total                 Total              Percentage
 Net Assets            Net Assets            Growth Over
as of 8/31/96         as of 8/31/95           Reporting
   (000s)                (000s)                Period
---------------------------------------------------------
 $22,761               $12,949                76%
---------------------------------------------------------

      AVERAGE WEIGHTED MATURITY AT AUGUST 31, 1996

                       Value        % of          % of
Maturity Schedule     (000s)      Portfolio     Portfolio
---------------------------------------------------------
                                                 (cum.)
   0 -  1 Year        $ 1,008         4.5%          4.5%
   2 - 10 Years        16,440        74.0          78.5
  11 - 20 Years         2,688        12.1          90.6
  21 - 30 Years         2,080         9.4         100.0%
                      -------       -----
                      $22,216       100.0%
                      =======       =====

Average Weighted Maturity--10.98 Years

SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
U.S. TREASURY OBLIGATIONS--46.8%(a)
U.S. Treasury Notes
  5.63%, 08/31/97                                           $ 4,000      $ 3,986
  7.38%, 11/15/97                                             7,000        7,100
  7.88%, 01/15/98                                             2,700        2,760
  7.25%, 02/15/98                                             5,000        5,071
  5.88%, 08/15/98                                            12,000       11,899
  6.38%, 05/15/99                                             5,000        4,985
  6.88%, 07/31/99                                             3,000        3,027
  7.13%, 09/30/99                                             5,000        5,080
  7.75%, 12/31/99                                             5,000        5,173
  5.88%, 06/30/00                                             3,000        2,922
  6.13%, 09/30/00                                             2,000        1,961
  6.63%, 06/30/01                                             8,000        7,968
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $62,254)                                                          61,932
                                                                         -------
AGENCY OBLIGATIONS--43.9%(a)
Federal Home Loan Bank
  7.59%, 02/03/97                                             9,425        9,496
  7.76%, 05/30/97                                             5,000        5,068
  7.28%, 02/24/98                                             6,340        6,420
  6.26%, 08/09/99                                             5,000        4,950
  6.70%, 04/23/01                                             5,000        4,916
Federal Home Loan Mortgage Corp.
  8.40%, 11/30/01                                             2,500        2,566
Federal National Mortgage Assoc.
  6.57%, 08/10/00                                             5,000        4,915
  6.75%, 08/24/00                                             5,000        4,945
  6.45%, 03/26/01                                             5,000        4,877
Student Loan Marketing Assoc.
  7.56%, 12/09/96                                            10,000       10,049
                                                                         -------
TOTAL AGENCY OBLIGATIONS
  (Cost $58,313)                                                          58,202
                                                                         -------

SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par        Value
                                                            -------     --------
COLLATERALIZED MORTGAGE OBLIGATIONS
  (PLANNED AMORTIZATION CLASS)--8.5%(a)(c)
Federal Home Loan Mortgage Corp. Series 1295 G
  7.50%, 05/15/99                                           $ 2,500     $  2,522
Federal Home Loan Mortgage Corp. Series 1449 E
  6.00%, 09/15/99                                             6,000        5,830
Federal National Mortgage Assoc. Series 1992-94 G
  7.00%, 04/25/00                                             3,000        2,980
                                                                        --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (PLANNED AMORTIZATION CLASS)
  (Cost $11,386)                                                          11,332
                                                                        --------
CASH EQUIVALENTS--0.8%
Federal Home Loan Mortgage Corp.--Discount Note(b)
  5.32%, 11/29/96                                               625          617

                                                            Shares
                                                            -------
Provident Institutional Funds--Fed Funds Portfolio(d)
  4.92%, 09/07/96                                               507          507
                                                                        --------
TOTAL CASH EQUIVALENTS
  (Cost $1,124)                                                            1,124
                                                                        --------
TOTAL INVESTMENTS--100.0%
  (Cost $133,077)                                                       $132,590
                                                                        ========

See accompanying Notes to Schedules of Investments.

SCHWAB LONG-TERM GOVERNMENT BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                               Par        Value
                                                              ------     -------
AGENCY OBLIGATIONS--49.3%(a)
Federal Farm Credit Bank
  8.06%, 01/04/05                                             $  815     $   855
  6.27%, 01/26/16                                              1,000         875
Federal Home Loan Bank
  6.45%, 06/08/05                                              1,000         952
  6.43%, 09/19/05                                              1,000         950
Federal Home Loan Mortgage Corp.
  6.92%, 09/15/05                                              1,000         954
  7.53%, 08/07/06                                              2,000       1,971
  8.57%, 10/26/09                                                500         515
Federal National Mortgage Assoc.
  8.50%, 02/01/05                                                500         518
  7.88%, 02/24/05                                              1,135       1,180
  6.35%, 06/10/05                                              1,000         946
  6.65%, 03/08/06                                                800         749
Tennessee Valley Authority
  6.38%, 06/15/05                                                500         472
                                                                         -------
TOTAL AGENCY OBLIGATIONS
  (Cost $11,226)                                                          10,937
                                                                         -------
U.S. TREASURY OBLIGATIONS--46.2%(a)
U.S. Treasury Bonds
  7.25%, 05/15/16                                              1,300       1,298
  7.50%, 11/15/16                                              1,550       1,588
  7.13%, 02/15/23                                                500         492
U.S. Treasury Notes
  5.75%, 08/15/03                                                310         291
  5.88%, 02/15/04                                              1,000         942
  7.25%, 08/15/04                                                500         511
  6.50%, 08/15/05                                              2,000       1,942
  5.88%, 11/15/05                                                750         697
  7.00%, 07/15/06                                              2,500       2,510
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $10,436)                                                          10,271
                                                                         -------

SCHWAB LONG-TERM GOVERNMENT BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                               Par        Value
                                                              ------    --------
CASH EQUIVALENTS--4.5%
Federal Home Loan Mortgage Corp.--Discount Note(b)
  5.32%, 11/29/96                                               $915     $   903

                                                              Shares
                                                              ------
Provident Institutional Funds--FedFund Portfolio(d)
  4.92%, 09/07/96                                                105         105
                                                                         -------
TOTAL CASH EQUIVALENTS
  (Cost $1,008)                                                            1,008
                                                                         -------
TOTAL INVESTMENTS--100.0%
  (Cost $22,670)                                                         $22,216
                                                                         =======


NOTES TO SCHEDULES OF INVESTMENTS

(a) Interest rates represent coupon rate of security.

(b) Interest rates represent the effective yield at time of purchase.

(c) Maturity dates represent average weighted maturities of the underlying mortgage obligations.

(d) Interest rates represent the yield on August 31, 1996.

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1996

                                                   Schwab           Schwab
                                             Short/Intermediate   Long-Term
                                                 Government       Government
                                                 Bond Fund        Bond Fund
                                             ------------------   ----------
ASSETS
Investments, at value
  (Cost: $133,077 and $22,670,
  respectively)                                   $132,590          $22,216
Interest receivable                                  1,604              281
Receivable from advisor                                 --               28
Receivable for Fund shares sold                         22              353
Deferred organization costs                              2               23
Prepaid expenses                                        22               13
Dividends receivable                                     8                1
                                                  --------          -------
    Total assets                                   134,248           22,915
                                                  --------          -------
LIABILITIES
Payable for:
  Dividends                                            109               21
  Fund shares redeemed                                  53               76
  Investment advisory and administration
    fee                                                 11               --
  Other                                                 56               57
                                                  --------          -------
    Total liabilities                                  229              154
                                                  --------          -------
Net assets applicable to outstanding
  shares                                          $134,019          $22,761
                                                  ========          =======
NET ASSETS CONSIST OF:
  Capital paid in                                 $145,190          $23,507
  Accumulated undistributed net
    investment income                                   54                6
  Accumulated net realized loss on
    investments sold                               (10,738)            (298)
  Net unrealized loss on investments                  (487)            (454)
                                                  --------          -------
                                                  $134,019          $22,761
                                                  ========          =======
PRICING OF SHARES
  Outstanding shares, $0.00001 par value
    (unlimited shares authorized)                   13,865            2,426
  Net asset value, offering and redemption
    price per share                                  $9.67            $9.38

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (in thousands)
Year ended August 31, 1996

                                              Schwab           Schwab
                                        Short/Intermediate   Long-Term
                                            Government       Government
                                            Bond Fund        Bond Fund
                                        ------------------   ----------
Interest income                              $   9,637        $  1,100
                                             ---------        --------
Expenses:
  Investment advisory and
    administration fee                             602              68
  Transfer agency and shareholder
    service fees                                   369              41
  Custodian fees                                    82              13
  Registration fees                                 28              15
  Professional fees                                 30              26
  Shareholder reports                               38              11
  Trustees' fees                                     8               3
  Amortization of deferred organization
    costs                                           16              12
  Insurance and other expenses                       9               4
                                             ---------        --------
                                                 1,182             193

Less expenses reduced and absorbed                (462)           (193)
                                             ---------        --------
    Total expenses incurred by Fund                720               0
                                             ---------        --------
Net investment income                            8,917           1,100
                                             ---------        --------
Net realized gain (loss) on investments
  sold:
  Proceeds from sales of investments           160,806          22,460
  Cost of investments sold                    (160,799)        (22,490)
                                             ---------        --------
    Net realized gain (loss) on
      investments sold                               7             (30)
                                             ---------        --------
Change in net unrealized gain (loss)
  on investments:
  Beginning of period                            2,002             433
  End of period                                   (487)           (454)
                                             ---------        --------
    Decrease in net unrealized gain
      on investments                            (2,489)           (887)
                                             ---------        --------
Net loss on investments                         (2,482)           (917)
                                             ---------        --------
Increase in net assets resulting
  from operations                            $   6,435        $    183
                                             =========        ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                Schwab                Schwab
                                          Short/Intermediate        Long-Term
                                              Government            Government
                                               Bond Fund            Bond Fund
                                          -------------------   ------------------
                                                   Year ended August 31,
                                            1996       1995       1996      1995
                                          --------   --------   --------   -------
Operations:
  Net investment income                   $  8,917   $ 10,033   $  1,100   $   730
  Net realized gain (loss) on
    investments sold                             7     (3,232)       (30)       22
  Increase (decrease) in net unrealized
    gain on investments                     (2,489)     3,191       (887)      626
                                          --------   --------   --------   -------
  Increase in net assets resulting from
    operations                               6,435      9,992        183     1,378
                                          --------   --------   --------   -------
Dividends to shareholders from net
  investment income                         (8,934)   (10,006)    (1,098)     (727)
                                          --------   --------   --------   -------
Capital share transactions:
  Proceeds from shares sold                 25,765     32,379     21,398    14,400
  Net asset value of shares issued in
    reinvestment of dividends                6,945      7,729        741       486
  Less payments for shares redeemed        (53,383)   (73,382)   (11,412)   (9,696)
                                          --------   --------   --------   -------
  Increase (decrease) in net assets from
    capital share transactions             (20,673)   (33,274)    10,727     5,190
                                          --------   --------   --------   -------
Total increase (decrease) in net assets    (23,172)   (33,288)     9,812     5,841

Net assets:
  Beginning of period                      157,191    190,479     12,949     7,108
                                          --------   --------   --------   -------
  End of period (including undistributed
    net investment income of $54, $71,
    $6 and $4, respectively)              $134,019   $157,191   $ 22,761   $12,949
                                          ========   ========   ========   =======
Number of Fund shares:
  Sold                                       2,618      3,324      2,191     1,535
  Reinvested                                   707        794         77        51
  Redeemed                                  (5,428)    (7,560)    (1,163)   (1,027)
                                          --------   --------   --------   -------
  Net increase (decrease) in shares
    outstanding                             (2,103)    (3,442)     1,105       559

Shares outstanding:
  Beginning of period                       15,968     19,410      1,321       762
                                          --------   --------   --------   -------
  End of period                             13,865     15,968      2,426     1,321
                                          ========   ========   ========   =======

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

1. DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no load, open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the Funds, the Trust also offers -- the Schwab 1000 Fund(R), Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income consistent with preservation of capital. The Funds each invest primarily in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and repurchase agreements collateralized by these securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

------------------------------------------------------------------------------

Security transactions and interest income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities. All collateral is held by each Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Dividends to shareholders -- Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

At August 31, 1996, (for financial reporting and federal income tax purposes), net unrealized loss for the Schwab Short/Intermediate Government Bond Fund aggregated $487,000 of which $462,000 related to appreciated securities and $949,000 related to depreciated securities, and net unrealized loss for the Schwab Long-Term Government Bond Fund aggregated $454,000, of which $169,000 related to appreciated securities and $623,000 related to depreciated securities.

At August 31, 1996, the Schwab Short/Intermediate Government Bond Fund had unused capital loss carryforwards, for federal income tax purposes, of $8,355,000 and $2,216,000 expiring August 31, 2003 and August 31, 2004, respectively. The Schwab Long-Term Government Bond Fund had unused capital loss carryforwards of $230,000 expiring August 31, 2003.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. Under this agreement, the Schwab Short/Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund incurred investment advisory and administration fees of $602,000 and $68,000, respectively, for the year ended August 31, 1996, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. For the year ended August 31, 1996, the Schwab Short/Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund incurred transfer agency and shareholder service fees of $369,000 and $41,000, respectively, before Schwab reduced its fees (see Note 4).

------------------------------------------------------------------------------

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1996, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $11,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees and absorbed certain expenses in order to limit the ratio of operating expenses to average net assets for each Fund. During the year ended August 31, 1996, the total of such fees and expenses reduced and absorbed by the Investment Manager were $149,000 and $152,000 for the Schwab Short/Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund, respectively, and the total of such fees reduced by Schwab were $313,000 and $41,000 for the Schwab Short/
Intermediate Government Bond Fund and Schwab Long-Term Government Bond Fund, respectively (see Note 6).

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1996, were as follows (in thousands):

                                        Schwab             Schwab
                                  Short/Intermediate     Long-Term
                                      Government         Government
                                      Bond Fund          Bond Fund
                                  ------------------     ----------
Purchases                              $115,073           $19,950
Proceeds of sales and maturities       $133,389           $10,683

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                Schwab Short/Intermediate Government Bond Fund
                                -------------------------------------------------------------------------------
                                                                       Eight months                   Period
                                                                          ended       Year ended      ended
                                        Year ended August 31,           August 31,   December 31,  December 31,
                                   1996         1995         1994          1993          1992         1991++
                                -----------  -----------  -----------  ------------  ------------  ------------
Net asset value at
 beginning of period              $   9.84     $   9.81     $  10.64     $  10.26      $  10.28       $ 10.00
Income from investment
 operations
 Net investment income                0.59         0.59         0.54         0.37          0.60          0.10
 Net realized and unrealized
   gain (loss) on investments        (0.17)        0.03        (0.71)        0.38          0.01          0.28
                                  --------     --------     --------     --------      --------       -------
 Total from investment
   operations                         0.42         0.62        (0.17)        0.75          0.61          0.38
Less distributions
 Dividends from net investment
   income                            (0.59)       (0.59)       (0.54)       (0.37)        (0.60)        (0.10)
 Distributions from realized
   gain on investments                  --           --        (0.12)          --         (0.03)           --
                                  --------     --------     --------     --------      --------       -------
   Total distributions               (0.59)       (0.59)       (0.66)       (0.37)        (0.63)        (0.10)
                                  --------     --------     --------     --------      --------       -------
Net asset value at end of period  $   9.67     $   9.84     $   9.81     $  10.64      $  10.26       $ 10.28
                                  ========     ========     ========     ========      ========       =======
Total return (%)                      4.39         6.61        (1.67)        7.39          6.08          3.79
Ratios/Supplemental data
 Net assets, end of period
   (000s)                         $134,019     $157,191     $190,479     $273,973      $226,223       $66,404
 Ratio of expenses to average
   net assets (%)                     0.49         0.58         0.60         0.60*         0.43          0.35*
 Ratio of net investment income
   to average net assets (%)          6.03         6.11         5.28         5.28*         5.78          6.14*
 Portfolio turnover rate (%)            80          203           91          107           185             4
---------------
 Ratio of expenses to average
   net assets prior to reduced
   fees and absorbed
   expenses (%)+                      0.80         0.81         0.81         0.84*         0.89          1.47*
 Ratio of net investment income
   to average net assets prior
   to reduced fees and absorbed
   expenses (%)+                      5.72         5.88         5.07         5.04*         5.32          5.02*

++ For the period November 5, 1991 (commencement of operations) to December 31,
   1991.

+ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.

*  Annualized

------------------------------------------------------------------------------

                                                   Schwab Long-Term
                                                 Government Bond Fund
                                ------------------------------------------------------
                                                                          Period ended
                                         Year ended August 31,             August 31,
                                    1996          1995          1994         1993++
                                ------------  ------------  ------------  ------------
Net asset value at
  beginning of period              $  9.80       $  9.33       $10.53       $ 10.00
Income from investment
  operations
  Net investment income               0.65          0.69         0.60          0.31
  Net realized and unrealized
    gain (loss) on investments       (0.42)         0.47        (1.20)         0.53
                                   -------        ------       ------       -------
  Total from investment
    operations                        0.23          1.16        (0.60)         0.84
Less distributions
  Dividends from net investment
    income                           (0.65)        (0.69)       (0.60)        (0.31)
  Distributions from realized
    gain on investments                 --            --           --            --
                                   -------       -------       ------       -------
  Total distributions                (0.65)        (0.69)       (0.60)        (0.31)
                                   -------       -------       ------       -------
Net asset value at end of period   $  9.38       $  9.80       $ 9.33       $ 10.53
                                   =======       =======       ======       =======
Total return (%)                      2.29         13.03        (5.80)         8.63
Ratios/Supplemental data
  Net assets, end of period
    (000s)                         $22,761       $12,949       $7,108       $ 2,806
  Ratio of expenses to average
    net assets (%)                    0.00          0.00         0.10          0.26*
  Ratio of net investment income
    to average net assets (%)         6.67          7.38         6.27          6.36*
  Portfolio turnover rate (%)           66           240          123            42
---------------
  Ratio of expenses to average
    net assets prior to reduced
    fees and absorbed
    expenses (%)+                     1.17          1.18         2.19         19.19*
  Ratio of net investment income
    to average net assets prior
    to reduced fees and absorbed
    expenses (%)+                     5.50          6.20         4.18        (12.57)*

++ For the period March 5, 1993 (commencement of operations) to August 31, 1993.

+ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.

*  Annualized

------------------------------------------------------------------------------

To the Trustees and Shareholders of
the Schwab Short/Intermediate Government Bond Fund and
Schwab Long-Term Government Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
September 24, 1996

                               SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio with one investment in any of our three asset allocation funds, choose from several equity markets with our equity funds, or diversify your portfolio across asset classes and fund management styles with our OneSource Portfolios. You can also select from different maturities with our bond fund choices, and take advantage of an array of money market funds.

                          SCHWAB ASSET ALLOCATION FUNDS
                     Schwab Asset Director(R)--High Growth Fund
                   Schwab Asset Director--Balanced Growth Fund
                 Schwab Asset Director--Conservative Growth Fund


                               SCHWAB EQUITY FUNDS
                             Schwab Analytics Fund(TM)
                                Schwab 1000 Fund(R)
                        Schwab International Index Fund(TM)
                          Schwab Small-Cap Index Fund(R)
                               Schwab S&P 500 Fund


                             SCHWAB FUND OF FUNDS 1
                    Schwab OneSource Portfolios--International
                 Schwab OneSource Portfolios--Growth Allocation 2
                Schwab OneSource Portfolios--Balanced Allocation 2


                                SCHWAB BOND FUNDS
                     Schwab Government Bond Funds--Long-Term
                             and Short/Intermediate
           Schwab Tax-Free Bond Funds--Long-Term and Short/Intermediate
                Schwab California Tax-Free Bond Funds--Long-Term
                             and Short/Intermediate


                            SCHWAB MONEY MARKET FUNDS

Schwab offers an array of money market funds 3 that seek high current income with safety and liquidity. Choose from taxable or tax-exempt alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(TM).

Please call 1-800-2 NO-LOAD for a free prospectus and brochure for any of the SchwabFunds(R).

Each prospectus provides more complete information, including charges and expenses. Please read it carefully before investing.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1.   Funds that invest primarily in other mutual funds.

2. In subscription until November 15, 1996, unless the subscription period is extended, at an introductory share price of $10. After that date the share price will fluctuate.

3. Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the Funds will be able to maintain a stable share price of $1.

[SCHWAB FUNDS FAMILY(R) LOGO]                                     BULK RATE
101 Montgomery Street                                            U.S. POSTAGE
San Francisco, California 94104                                      PAID
                                                                CHARLES SCHWAB






INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)1996 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

TF4265R(9/96) CRS 10552 Printed on recycled paper.